UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 11, 2006

DUANE READE HOLDINGS, INC.

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	001-13843	05-0599589
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

440 NINTH AVENUE
NEW YORK, NEW YORK
(Address of Principal Executive Offices)

10001
(Zip Code)

(212) 273-5700
(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 ☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the

☐            Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02             ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

                On May 11, 2006, Duane Reade Holdings, Inc. (the “Company”) issued a press release announcing its financial results for the first quarter ended April 1, 2006. The press release is furnished as Exhibit 99.1 to this report. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01             FINANCIAL STATEMENTS AND EXHIBITS.

                (c)           Exhibits:

                                Exhibit 99.1  —  Press release, dated May 11, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: May 11, 2006

DUANE READE HOLDINGS, INC.

By	/s/ John K. Henry
	Name:	John K. Henry
	Title:	Senior Vice President
and Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT NUMBER	DESCRIPTION

99.1	Press release dated May 11, 2006